EXHIBIT 1

CABELA’S INCORPORATED

4,736,868 Shares of Common Stock

UNDERWRITING AGREEMENT

March 8, 2007

Wachovia Capital Markets, LLC
375 Park Avenue
4th Floor
New York, New York 10152

Ladies and Gentlemen:

The stockholders named on Exhibit A hereto (collectively, the “Selling Stockholders” and each, a “Selling Stockholder”) of Cabela’s Incorporated, a Delaware corporation (the “Company”), confirm their respective agreements with Wachovia Capital Markets, LLC (“Wachovia” or the “Underwriter”), with respect to the sale by the Selling Stockholders of a total of 4,736,868 shares (the “Securities”) of the Company’s Class A Common Stock and Class B Common Stock, par value $0.01 per share (collectively, the “Common Stock”), and the purchase by the Underwriter of the entire amount of Securities. Certain terms used in this Agreement are defined in Section 15 hereof.

The Company and the Selling Stockholders understand that the Underwriter proposes to make a public offering of the Securities as soon as the Underwriter deems advisable after this Agreement has been executed and delivered.

Promptly after the execution of this Agreement, the Company will prepare and file with the Commission in accordance with the provisions of Rule 424(b) a prospectus supplement relating to the Securities (the “Prospectus Supplement”), together with the related prospectus dated September 19, 2005 (the “Base Prospectus”), and the Company has previously advised you of all information (financial and other) that will be set forth therein. The Prospectus Supplement and the Base Prospectus in the form first furnished to the Underwriter for use in connection with the offering of the Securities, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act as of the date of the Prospectus Supplement, are herein called, collectively, the “Prospectus.”

At or prior to the date hereof (the “Time of Sale”), the Company has prepared the following information (collectively with the information referred to in the next succeeding sentence, the “Time of Sale Information”): a preliminary prospectus supplement dated February 26, 2007, and each “free-writing prospectus” (as defined pursuant to Rule 405) listed on Exhibit B hereto. In addition, you have informed us that the Underwriter has provided or will orally provide the pricing information set out on Exhibit B hereto to prospective purchasers prior to confirming sales.

SECTION 1.   Representations and Warranties.

(a)   Representations and Warranties by the Company. The Company represents and warrants to the Underwriter as of the date hereof and as of the Closing Date referred to in Section 2(b) hereof and agrees with the Underwriter, as follows:

(1)   Compliance with Registration Requirements. The Company meets the requirements for use of Form S-3 under the 1933 Act and the Securities have been duly registered under the 1933 Act pursuant to the Registration Statement. Each of the Initial Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Initial Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act and no proceedings for that purpose or pursuant to Section 8A of the 1933 Act against the Company or related to the offering have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

At the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto became or become effective, at any time subsequent to the effective date of the Initial Registration Statement that the Company filed an Annual Report on Form 10-K or Form 10K/A with the Commission and at the Closing Date, the Initial Registration Statement, any Rule 462(b) Registration Statement and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued, at the Closing Date, and at any time when a prospectus is required by applicable law to be delivered in connection with sales of Securities, included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by the Underwriter expressly for use in the Registration Statement or Prospectus.

Each preliminary prospectus and the prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations, and each preliminary prospectus and the Prospectus and any amendments or supplements thereto delivered to the Underwriter for use in connection with the offering of the Securities was identical to the electronically transmitted copy thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(2)   Time of Sale Information. The Time of Sale Information, at the Time of Sale did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in such Time of Sale Information. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

(3)   Issuer Free Writing Prospectus. Other than the preliminary prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriter in its capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the 1933 Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the 1933 Act or Rule 134 under the 1933 Act or (ii) the documents listed on Exhibit B hereto and other written communications approved in writing in advance by the Underwriter. Each such Issuer Free Writing Prospectus complied in all material respects with the 1933 Act, has been filed in accordance with the 1933 Act (to the extent required thereby) and, when taken together with the preliminary prospectus accompanying, or delivered prior to delivery of, such Issuer Free Writing Prospectus, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to the Underwriter furnished to the Company in writing by the Underwriter expressly for use in any Issuer Free Writing Prospectus.

(4)   Incorporated Documents. The documents incorporated or deemed to be incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, at the respective times they were or hereafter are filed with the Commission, as the case may be, complied and will comply, in all material respects, with the requirements of the 1934 Act and the 1934 Act Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(5)   Good Standing of the Company. The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus; and the Company is duly qualified to do business as a foreign corporation in good standing in all of the jurisdictions set forth opposite its name on Exhibit C hereto, which constitute all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), results of operations, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise (a “Material Adverse Effect”).

(6)   Subsidiaries. Exhibit C hereto sets forth a list of all subsidiaries of the Company, the type and jurisdiction of incorporation or organization of each subsidiary and the Company’s direct or indirect percentage equity ownership of each subsidiary.

(7)   Good Standing of Corporate Subsidiaries. Each subsidiary of the Company that is a corporation (each, a “Corporate Subsidiary”) has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and each Corporate Subsidiary is duly qualified to do business as a foreign corporation in good standing in all of the jurisdictions set forth opposite such Corporate Subsidiary’s name on Exhibit C hereto, which constitute all other jurisdictions in which such Corporate Subsidiary’s ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding capital stock of each Corporate Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable; and, except as disclosed in the Prospectus, the capital stock of each Corporate Subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens and encumbrances.

(8)   Good Standing of LLC Subsidiaries. Each subsidiary of the Company that is a limited liability company (each, an “LLC Subsidiary”) has been duly organized and is an existing limited liability company in good standing under the laws of the jurisdiction of its organization, with limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus; and each LLC Subsidiary is duly qualified to do business as a foreign limited liability company in good standing in all of the jurisdictions set forth opposite such LLC Subsidiary’s name on Exhibit C hereto, which constitute all other jurisdictions in which such LLC Subsidiary’s ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, have a Material Adverse Effect; the capital contributions with respect to the outstanding membership interests that are required to have been made for each LLC Subsidiary have been made to the LLC Subsidiary; all of the issued and outstanding membership interests of each LLC Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and, except as disclosed in the Prospectus, the membership interests of each LLC Subsidiary owned by the Company, directly or indirectly, are owned free from liens and encumbrances. Each operating agreement pursuant to which the Company owns a membership interest, directly or indirectly, is in full force and effect and constitutes the legal, valid and binding agreement of the Company and its subsidiaries that are parties thereto and, to the knowledge of the Company, the other parties thereto, enforceable against such parties in accordance with the terms thereof, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. There has been no material breach of or default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such operating agreements by the Company or any other subsidiaries or, to the knowledge of the Company, any other party to such agreements.

(9)   Capitalization. The Securities and all other outstanding shares of capital stock of the Company have been duly authorized, are validly issued, fully paid and nonassessable and conform in all material respects to the description thereof included or incorporated by reference in the Registration Statement, Time of Sale Information and the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities or such other capital stock.

(10)      No Brokerage Commission Liability. Except as disclosed in the Registration Statement, the Time of Sale Information or the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement.

(11)     Absence of Registration Rights. Except as disclosed in the Registration Statement, the Time of Sale Information or the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in the offering contemplated by this Agreement or in any securities being registered pursuant to any other registration statement filed by the Company under the 1933 Act.

(12)     NYSE. The Securities are listed on the NYSE.

(13)    Absence of Governmental Requirements. No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Securities, except such as have been obtained and made under the 1933 Act and such as may be required under state securities laws or the bylaws or rules and regulations of the NASD.

(14)     Absence of Further Requirements. (A) No authorization, approval, vote or other consent of any stockholder or creditor of the Company, (B) no waiver or consent under any loan or other agreement to which the Company or any of its subsidiaries is a party and (C) no authorization, approval, vote or other consent of any other person or entity is necessary or required for the performance by the Company of its obligations under this Agreement, for the offering, sale or delivery of the Securities hereunder, or for the consummation of any of the other transactions contemplated by this Agreement, in each case on the terms contemplated by the Registration Statement and the Prospectus, except such as have been already obtained under the 1933 Act or the 1933 Act Regulations or such as may be required under state securities laws.

(15)     Authorization of Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

(16)    Absence of Defaults and Conflicts. (A) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order, including, without limitation, any Banking Laws (as hereinafter defined), of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their respective properties or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the respective properties of the Company or any such subsidiary is subject, or the charter, by-laws or other organizational documents of the Company or any such subsidiary, or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any of its subsidiaries, except where the breach, violation, default, lien, change, claim or encumbrance would not, individually or in the aggregate, have a Material Adverse Effect.

(B)  Neither the Company nor any of its subsidiaries is in breach or violation of any of the terms and provisions of (i) any statute, any rule, regulation or order, including, without limitation, any Banking Laws, of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their respective properties, (ii) any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the respective properties of the Company or any such subsidiary is subject or (iii) the charter, by-laws or other organizational documents of the Company or any such subsidiary, except, in the case of clauses (i) and (ii) for any breach or violation which would not, individually or in the aggregate, have a Material Adverse Effect, and no event of default or event that, but for the giving of notice or the lapse of time or both, would constitute an event of default exists, or upon consummation of the transactions contemplated by this Agreement, will exist, under any indenture, mortgage, loan or credit agreement, note, lease, permit, license or other agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the respective properties of the Company or any such subsidiary is subject, except for any such events of default or events which would not, individually or in the aggregate, have a Material Adverse Effect. There are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement that are not described or filed as required, except where the failure to describe or file would not, individually or in the aggregate, have a Material Adverse Effect.

(17)     Title to Property. Except as disclosed in the Registration Statement, Time of Sale Information and the Prospectus, the Company and its subsidiaries have good and marketable title to all material real properties and all other material properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them; and except as disclosed in the Registration Statement, Time of Sale Information and the Prospectus, the Company and its subsidiaries hold any material leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

(18)     Possession of Certificates and Permits. The Company and its subsidiaries possess all material certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect.

(19)     Possession of Intellectual Property. The Company and its subsidiaries own, or have licensed or can license on reasonable terms, the right to use all trademarks, trade names and copyrights, and the rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property and proprietary rights (collectively, “intellectual property rights”) necessary to conduct the business now operated by them (collectively, the “Company Rights”). Except as would not have a Material Adverse Effect, the Company and its subsidiaries have not infringed or violated, and are not infringing or violating, the intellectual property rights of any third party. Neither the Company nor any of its subsidiaries has received any notice of or inquiry as to any claimed infringement of or conflict with asserted rights of any third party, or any notice of or inquiry as to enforceability or validity, with respect to any Company Rights, that, if determined adversely to the Company or any of its subsidiaries would, individually or in the aggregate, have a Material Adverse Effect.

(20)     Environmental Laws. Except as would not, individually or in the aggregate, have a Material Adverse Effect, (A) the properties, assets and operations of the Company and its subsidiaries are in compliance with, and hold any and all permits, authorizations and approvals required under, all applicable federal, state, local and foreign environmental laws, rules and regulations, orders, decrees, judgments, permits, licenses, other binding requirements, or common law, relating to or addressing the environment or the health and safety of humans or other living organisms, and to the protection, clean-up, or restoration of the natural environment and activities or conditions related thereto, including, without limitation, those relating to the production, extraction, processing, manufacturing, generation, handling, disposal, transportation or release of hazardous materials (collectively, “Environmental Laws”), (B) with respect to such properties, assets and operations (including any previously owned, leased or operated properties, assets or operations with respect to such prior period of ownership or operation), there are no past, present or, to the knowledge of the Company, reasonably anticipated future events, conditions, circumstances, activities, practices, incidents, actions or plans of the Company or any of its subsidiaries that may interfere with or prevent compliance or continued compliance by the Company and its subsidiaries with applicable Environmental Laws and (C) neither the Company nor any of its subsidiaries is, to the knowledge of the Company, the subject of any investigation, and neither the Company nor any of its subsidiaries has received any notice or claim (or is aware of any facts that would be expected to result in any such claim), nor bound by an judgment, decree or order, nor entered into any negotiations or agreements with any third party, relating to any liability or potential liability or remedial action or potential remedial action under Environmental Laws, nor are there any pending, or, to the knowledge of the Company, threatened or reasonably anticipated actions, suits or proceedings against or affecting the Company, any of its subsidiaries or their properties, assets or operations in connection with any such Environmental Laws. The term “hazardous materials” shall mean any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances, or wastes) that are regulated by or form the basis for liability under any applicable Environmental Laws.

(21)     Employee Benefits. (A) Except as would not, individually or in the aggregate have a Material Adverse Effect, each employee benefit plan, policy or agreement, including, without limitation, any “employee benefit plan” as such term is defined under Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is sponsored, maintained or contributed to or required to be contributed to by the Company or any of its subsidiaries (collectively, the “Company Benefit Plans”), has been operated and administered in all material respects in accordance with its terms and applicable laws, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the “Code”). Each of the Company Benefit Plans that is intended to be “qualified” within the meaning of Section 401(a) of the Code is so qualified and the trusts maintained thereunder are exempt from tax under Section 501(a) of the Code.

(B)  Neither the Company nor any person or entity that, together with the Company, is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code (a “Commonly Controlled Entity”) has maintained, contributed or been obligated to contribute to (i) any plan that is subject to Title IV of ERISA or Section 412 of the Code or (ii) a “multiemployer plan” as defined in Section 3(37) of ERISA.

(C)   None of the Company, any of its subsidiaries, any of the Company Benefit Plans, any trust created thereunder, or any trustee or administrator thereof has engaged in a transaction or has taken or failed to take any action in connection with which the Company or any of its subsidiaries could be subject to any liability for either a civil penalty assessed pursuant to Section 409 or 502(i) of ERISA or a tax imposed pursuant to Section 4975(a) or (b), 4976 or 4980B of the Code.

(D)  There are no pending, or, to the knowledge of the Company, threatened or anticipated, claims against any Company Benefit Plans (other than routine claims for benefits), by any current or former employee, consultant, officer or director of the Company or any of its subsidiaries (or any beneficiary thereof).

(22)     Pension Plans and Absence of Labor Dispute. All “pension plans” (as defined in Section 3(2) of ERISA) maintained by the Company or any subsidiary that are intended to be qualified under Section 401(a) of the Code have received determination letters from the Internal Revenue Service to the effect that such plans are so qualified, the trusts maintained thereunder are exempt from tax under Section 501(a) of the Code and, to the knowledge of the Company, no fact exists which could materially adversely affect the qualified status of any such plans; neither the Company nor any subsidiary maintains or is required to contribute to a “welfare plan” (as defined in Section 3(1) of ERISA) which provides retiree or other post-employment welfare benefits or insurance coverage (other than “continuation coverage” (as defined in Section 602 of ERISA)); none of the Company, any subsidiary of the Company or any ERISA Affiliate of the Company or any such subsidiary has ever maintained a pension plan subject to Section 412 of the Code or Title IV of ERISA; none of the Company, any subsidiary of the Company or any ERISA Affiliate of the Company or any such subsidiary has ever been obligated to contribute to any “multi-employer plan” (as defined in Section 4001(a)(3) of ERISA); each pension plan, welfare plan or other benefit plan established or maintained by the Company and/or any subsidiary is in compliance in all material respects with the currently applicable provisions of the plan, ERISA, the Code and all other applicable laws; and no labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that might have a Material Adverse Effect. For the purposes of this section, the term “ERISA Affiliate” of the Company or any subsidiary means any person or entity which, together with the Company or any subsidiary, would be treated as a single employer under Section 414 of the Code.

(23)  Tax Returns. The Company and its subsidiaries have filed on a timely basis all federal, state, local and foreign tax returns required to be filed, such returns are complete and correct in all material respects, and all taxes shown by such returns or otherwise assessed that are due and payable have been paid, except such taxes as are being, or (in the case of certain state sales tax audits) in the future will be, contested in good faith and as to which adequate reserves have been provided. The charges, accruals and reserves on the books of the Company and its subsidiaries in respect of any tax liability for any year not finally determined are, to the best knowledge of the Company, adequate to meet assessments or reassessments, if any, for additional taxes; and, except as disclosed in the Registration Statement, the Time of Sale Information or the Prospectus or as could not, individually or in the aggregate, have a Material Adverse Effect, there has been no tax deficiency asserted and the Company is not aware of any facts that would form a reasonable basis for the assertion of any material tax deficiency against the Company or any of its subsidiaries.

(24)  Absence of Proceedings. Except as disclosed in the Registration Statement, the Time of Sale Information or the Prospectus, (A) there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect; and (B) no such actions, suits or proceedings are, to the best knowledge of the Company, threatened or contemplated.

(25)  Accounting Controls. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(26)  Financial Statements. The financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis; and the schedules (if any) included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus present fairly in all material respects the information required to be stated therein.

(27)  No Material Adverse Change in Business. Except as disclosed in the Registration Statement, the Time of Sale Information or the Prospectus, since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole (a “Material Adverse Change”), and, except as disclosed in or contemplated by the Registration Statement, the Time of Sale Information or the Prospectus, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(28)  Independent Accountants. To the best knowledge of the Company, Deloitte & Touche LLP, which has certified certain financial statements included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, is an independent registered public accounting firm as required by the 1933 Act and the 1933 Act Regulations.

(29)  Statistical and Market Data. The statistical and market related data included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus are based on or derived from the Company’s records or other sources which the Company reasonably and in good faith believes to be reliable and the statistical and market related data included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus agrees with the sources from which it was derived.

(30)  Insurance. Each of the Company and its subsidiaries is insured by recognized, reputable, and to the best knowledge of the Company, financially sound institutions with policies in such amounts and with such deductibles and covering such risks as are adequate for the conduct of its business and the value of its properties and as are customary for companies engaged in similar businesses in similar situations.

(31)  Deposit Accounts. The deposit accounts and investments certificates, if any, of the World’s Foremost Bank, a limited purpose Nebraska banking corporation and wholly owned subsidiary of the Company (the “Bank”), are insured by the Federal Deposit Insurance Corporation (the “FDIC”) to the full extent of FDIC insurance limits, except where the failure to be so insured would not, individually or in the aggregate, have a Material Adverse Effect. No charge, investigation or proceeding for the termination or revocation of the Bank’s charter, good standing or FDIC insurance is pending or, to the best knowledge of the Company, threatened or contemplated.

(32)  Banking Law. Except for (i) an order dated May 28, 2003 and issued by the Nebraska State Department of Banking and Finance approving the Bank’s application to convert its national credit card bank charter to a Nebraska credit card bank charter and (ii) an order dated February 6, 2001 and issued by the FDIC approving the Bank’s application for federal deposit insurance, neither the Company nor the Bank is subject to any order of the Federal Reserve Board (the “Federal Reserve”), the FDIC, the Office of the Comptroller of the Currency (the “OCC”), the Nebraska State Department of Banking and Finance or any state or foreign banking department with jurisdiction over the Company or the Bank or their respective operations. Neither the Company nor the Bank is subject to any agreement or consent related to compliance with banking laws and regulations with, or any board resolution adopted at the instigation of, any such regulatory authorities. The Company and the Bank have conducted and are conducting their respective businesses in compliance, in all material respects, with all applicable federal, foreign and state laws, rules, regulations, decisions, directives and orders of, and agreements with, the Federal Reserve, the FDIC, the OCC, the Nebraska State Department of Banking and Finance and any state or foreign banking departments with jurisdiction over the Company or the Bank or their respective operations (collectively, “Banking Laws”). No material charge, investigation or proceeding with respect to the Bank is pending or, to the best knowledge of the Company, threatened or contemplated, by or before any regulatory, administrative or governmental agency, body or authority.

(33)  FDIC Regulations. The Bank is in compliance with all applicable capital requirements and is “well capitalized” as defined in FDIC regulations.

(34)  Bank Holding Company Act. Neither the Company nor any of its subsidiaries is a “bank holding company” within the meaning of the Bank Holding Company Act of 1956, as amended.

(35)  Credit Card Accounts. Except as would not have a Material Adverse Effect, individually or in the aggregate, the credit card accounts (the “Accounts”) originated by the Bank, whether securitized by the Bank or retained as seller’s interest for the Bank’s own account, have been created, maintained by the Bank and serviced in compliance with applicable federal and state laws and regulations and the standard policies and procedures of the Bank relating to the administration of the Accounts including, but not limited to, the solicitation, credit approval, processing, servicing, collection and other administration and management of the Accounts, as such policies and procedures may have been modified from time to time.

(36)  Account Interest Rates and Fees. The interest rates, fees and charges in connection with the Accounts comply with applicable federal and state laws and regulations and, except as would not have a Material Adverse Effect, individually or in the aggregate, with each agreement between the Bank and a cardholder containing the terms and conditions of the Account.

(37)  Account Applications and Disclosure. Except as would not, individually or in the aggregate, have a Material Adverse Effect, all applications for Accounts have been conducted and evaluated and applicants notified in a manner which is in compliance with all applicable provisions of the Equal Credit Opportunity Act and its implementing regulations, as amended. Except as would not, individually or in the aggregate, have a Material Adverse Effect, all disclosures made in connection with the Accounts are and have been in compliance, with the applicable provisions of the Consumer Credit Protection Act and its implementing regulations, as amended.

(38)  1934 Act Reporting Requirements. The Company is subject to the reporting requirements of either Section 13 or 15(d) of the 1934 Act and files reports with the Commission on EDGAR.

(39)  Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company” as defined in the Investment Company Act of 1940.

(40)  Executive Officer and Director Indebtedness. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the executive officers or directors of the Company or any of the members of the families of any of them of the sort required to be disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, except as disclosed therein. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or its subsidiaries, on the other hand, which is required to be described in the Registration Statement, the Time of Sale Information and the Prospectus which is not so described.

(41)  Personal Loans to Executive Officers and Directors. The Company has not, except as would not violate the Sarbanes-Oxley Act of 2002, directly or indirectly, including through a subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

(42)  Absence of Manipulation. Neither the Company, nor, to the best knowledge of the Company, any of its officers, directors or affiliates has taken or may take, directly or indirectly, any action designed to cause or result in, or that has constituted or may constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities or otherwise.

(b)   Representations and Warranties by the J.P. Morgan Selling Stockholders. J.P. Morgan Partners (BHCA), L.P., J.P. Morgan Global Investors, L.P., J.P. Morgan Partners Global Investors (Selldown), L.P., J.P. Morgan Global Investors A, L.P. (collectively, the Delaware Selling Stockholders”), J.P. Morgan Partners Global Investors (Cayman), L.P. and J.P. Morgan Global Investors (Cayman) II, L.P. (the “Cayman Selling Stockholders” and together with the Delaware Selling Stockholders, the “J.P. Morgan Selling Stockholders”), jointly and severally, represent and warrant to the Underwriter as of the date hereof and as of the Closing Date, and agree with the Underwriter, as follows:

(1)   Accurate Disclosure. The J.P. Morgan Selling Stockholders have reviewed and will review, and are and will be familiar with, the Initial Registration Statement as originally filed with the Commission and all amendments thereto, if any, with any Rule 462(b) Registration Statement and all amendments thereto, if any, and with each preliminary prospectus and the Prospectus and any amendments or supplements thereto, if any, and the Time of Sale Information; and, at the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto became or becomes effective, at any time subsequent to the effective date of the Initial Registration Statement that the Company filed an Annual Report on Form 10-K or Form 10-K/A with the Commission, at the Closing Date, and at any time when a prospectus is required by applicable law to be delivered in connection with sales of Securities, the information relating to the J.P. Morgan Selling Stockholders (including the information with respect to the J.P. Morgan Selling Stockholders’ Securities and any other shares of Common Stock or other securities of the Company which are owned or held by the J.P. Morgan Selling Stockholders) that is set forth in the Initial Registration Statement or any Rule 462(b) Registration Statement (or in any amendments thereto), the Time of Sale Information or in any preliminary prospectus or the Prospectus (or in any amendments or supplements thereto) did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make such information not misleading; all information furnished or confirmed (orally or in writing) by or on behalf of the J.P. Morgan Selling Stockholders for use in the Registration Statement (or any amendment thereto), the Time of Sale Information or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) is and will be true, complete and correct; and the J.P. Morgan Selling Stockholders are not prompted to sell the Securities to be sold by the J.P. Morgan Selling Stockholders under this Agreement by any information concerning the Company or any subsidiary of the Company which is not set forth in the Registration Statement, the Time of Sale Information or the Prospectus. Notwithstanding anything herein to the contrary, the provisions of this paragraph (b)(1) apply only to the extent that any statements in or omissions from the Initial Registration Statement, any Rule 462(b) Registration Statement (or in any amendments thereto), the Time of Sale Information or in any preliminary prospectus or the Prospectus (or in any amendments or supplements thereto) are made in reliance on and in conformity with written information relating to such J.P. Morgan Selling Stockholder specifically and expressly for use therein, it being understood and agreed that such information includes, without limitation, the information relating to the J.P. Morgan Selling Stockholders in the Registration Statement, the Time of Sale Information and the Prospectus, including in the Prospectus under the caption “Selling Stockholders.”

(2)   Valid and Unencumbered Title. The J.P. Morgan Selling Stockholders have (A) valid and unencumbered title to the Securities to be sold by the J.P. Morgan Selling Stockholders on the Closing Date, and (B) on the Closing Date, the J.P. Morgan Selling Stockholders will have valid and unencumbered title to the Securities to be sold by the J.P. Morgan Selling Stockholders on the Closing Date, in each case free and clear of all liens or encumbrances, and the J.P. Morgan Selling Stockholders have full right, power and authority to enter into this Agreement, assuming (i) the Underwriter purchases such Securities without notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code of the State of New York (the “UCC”) and (2) the Underwriter makes payment for such Securities as provided in this Agreement, the Underwriter will acquire all of the J.P. Morgan Selling Stockholders’ rights and interests in the Securities sold by the J.P. Morgan Selling Stockholders free of any adverse claim (within the meaning of Section 8-102(a)(1) of the UCC).

(3)   Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the J.P. Morgan Selling Stockholders.

(4)   Absence of Further Requirements. No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or court is required to be obtained or made by the J.P. Morgan Selling Stockholders for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Securities by the J.P. Morgan Selling Stockholders, except (A) such consents, approvals, authorizations, orders, registrations, qualifications or filings as may be required by the 1933 Act, the 1933 Act Regulations, applicable state securities or blue sky laws, (B) as may be required by the NASD, (C) as may be required under the laws of any foreign jurisdiction in which the Securities may be offered or sold and (D) where such failure to obtain such consent, approval, authorization or order, individually or in the aggregate, would not have a material adverse effect on the consummation of the transactions contemplated by this Agreement.

(5)   Non-Contravention. The execution, delivery and performance by or on behalf of the J.P. Morgan Selling Stockholders of this Agreement and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (A) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the J.P. Morgan Selling Stockholders, (B) any material agreement or instrument to which any of the J.P. Morgan Selling Stockholders is a party or by which any of the J.P. Morgan Selling Stockholders is bound or to which any of the properties of any of the J.P. Morgan Selling Stockholders is subject or (C) to the extent applicable, the charter, bylaws or other organizational document of any of the J.P. Morgan Selling Stockholders.

(6)   Power and Authority. The J.P. Morgan Selling Stockholders have full right, power and authority to execute, deliver and perform their obligations under this Agreement and to sell, transfer and deliver the Securities to be sold by the J.P. Morgan Selling Stockholders under this Agreement.

(7)   No Brokerage Commission Liability. Except as specifically provided in Section 2 of this Agreement, there are no contracts, agreements or understandings between the J.P. Morgan Selling Stockholders and any third party that would give rise to a valid claim against the J.P. Morgan Selling Stockholders or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement.

(8)   Absence of Manipulation. The J.P. Morgan Selling Stockholders have not taken, directly or indirectly, any action designed to or that could cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities.

(c)   Representations and Warranties by Fulcrum. Fulcrum Growth Partners, L.L.C. (“Fulcrum”) represents and warrants to the Underwriter as of the date hereof and as of the Closing Date, and agrees with the Underwriter, as follows:

(1)   Accurate Disclosure. Fulcrum has reviewed and will review, and is and will be familiar with, the Initial Registration Statement as originally filed with the Commission and all amendments thereto, if any, with any Rule 462(b) Registration Statement and all amendments thereto, if any, and with each preliminary prospectus and the Prospectus and any amendments or supplements thereto, if any, and the Time of Sale Information; and, at the respective times the Initial Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment thereto became or becomes effective, at any time subsequent to the effective date of the Initial Registration Statement that the Company filed an Annual Report on Form 10-K or Form 10-K/A with the Commission, at the Closing Date, and at any time when a prospectus is required by applicable law to be delivered in connection with sales of Securities, the information relating to Fulcrum (including the information with respect to Fulcrum’s Securities and any other shares of Common Stock or other securities of the Company which are owned or held by Fulcrum) that is set forth in the Initial Registration Statement or any Rule 462(b) Registration Statement (or in any amendments thereto), the Time of Sale Information or in any preliminary prospectus or the Prospectus (or in any amendments or supplements thereto) did not and will not contain an untrue statement of a material fact and did not and will not omit to state a material fact necessary in order to make such information not misleading; all information furnished or confirmed (orally or in writing) by or on behalf of Fulcrum for use in the Registration Statement (or any amendment thereto), the Time of Sale Information or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) is and will be true, complete and correct; and Fulcrum is not prompted to sell the Securities to be sold by Fulcrum under this Agreement by any information concerning the Company or any subsidiary of the Company which is not set forth in the Registration Statement, the Time of Sale Information or the Prospectus. Notwithstanding anything herein to the contrary, the provisions of this paragraph (c)(1) apply only to the extent that any statements in or omissions from the Initial Registration Statement, any Rule 462(b) Registration Statement (or in any amendments thereto), the Time of Sale Information or in any preliminary prospectus or the Prospectus (or in any amendments or supplements thereto) are made in reliance on and in conformity with written information relating to Fulcrum specifically and expressly for use therein, it being understood and agreed that such information includes, without limitation, the information relating to Fulcrum in the Registration Statement, the Time of Sale Information and the Prospectus, including in the Prospectus under the caption “Selling Stockholders.”

(2)   Valid and Unencumbered Title. Fulcrum has (A) valid and unencumbered title to the Securities to be sold by Fulcrum on the Closing Date, and (B) on the Closing Date, Fulcrum will have valid and unencumbered title to the Securities to be sold by Fulcrum on the Closing Date, in each case free and clear of all liens or encumbrances, and Fulcrum has full right, power and authority to enter into this Agreement, assuming (i) the Underwriter purchases such Securities without notice of any adverse claim (within the meaning of Section 8-105 of the Uniform Commercial Code of the State of New York (the “UCC”) and (2) the Underwriter makes payment for such Securities as provided in this Agreement, the Underwriter will acquire all Fulcrum’s rights and interests in the Securities sold by Fulcrum free of any adverse claim (within the meaning of Section 8-102(a)(1) of the UCC).

(3)   Custody Agreement. Michael R. McCarthy, acting in his capacity as the Chairman of MGI Holdings, Inc., Fulcrum’s sole managing member (“McCarthy”), has duly authorized, executed and delivered, on behalf of Fulcrum, a Letter of Transmittal and Custody Agreement (its “Custody Agreement”) to Wells Fargo Bank, N.A., as custodian (the “Custodian”); its Custody Agreement constitutes a valid and binding obligation of Fulcrum, enforceable in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other similar laws relating to creditors’ rights generally or by general equitable principles; McCarthy is authorized to execute and deliver this Agreement and the certificates referred to in Section 6(l) hereof on behalf of Fulcrum, to determine the purchase price to be paid by the Underwriter to Fulcrum for the Securities to be sold by Fulcrum under this Agreement, to authorize the delivery to the Underwriter of the Securities to be sold by Fulcrum under this Agreement and to accept payment therefor, to duly endorse (in blank or otherwise) the certificate or certificates representing such Securities or a stock power or powers with respect thereto and otherwise to act on behalf of Fulcrum in connection with this Agreement and the transactions contemplated hereby.

(4)   Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by Fulcrum.

(5)   Absence of Further Requirements. No consent, approval, authorization, order, registration or qualification of, or filing with, any third party (whether acting in an individual, fiduciary or other capacity) or any governmental or regulatory agency or body or court is required to be obtained or made by Fulcrum for the consummation of the transactions contemplated by this Agreement in connection with the sale of the Securities by Fulcrum, except (A) such consents, approvals, authorizations, orders, registrations, qualifications or filings as may be required by the 1933 Act, the 1933 Act Regulations, applicable state securities or blue sky laws, (B) as may be required by the NASD, (C) as may be required under the laws of any foreign jurisdiction in which the Securities may be offered or sold and (D) where such failure to obtain such consent, approval, authorization or order, individually or in the aggregate, would not have a material adverse effect on the consummation of the transactions contemplated by this Agreement.

(6)   Non-Contravention. The execution, delivery and performance by or on behalf of Fulcrum of this Agreement and the consummation of the transactions contemplated herein and therein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under (A) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over Fulcrum, (B) any material agreement or instrument to which Fulcrum is a party or by which Fulcrum is bound or to which any of the properties of Fulcrum is subject or (C) to the extent applicable, its certificate of formation, its amended and restated limited liability company agreement or other organizational document of Fulcrum.

(7)   Power and Authority. Fulcrum has full right, power and authority to execute, deliver and perform its obligations under this Agreement and its Custody Agreement and to sell, transfer and deliver the Securities to be sold by Fulcrum under this Agreement.

(8)   No Brokerage Commission Liability. Except as specifically provided in Section 2 of this Agreement, there are no contracts, agreements or understandings between Fulcrum and any third party that would give rise to a valid claim against Fulcrum or the Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the transactions contemplated by this Agreement.

(9)   Absence of Manipulation. Fulcrum has not taken, directly or indirectly, any action designed to or that could cause or result in stabilization or manipulation of the price of the Securities to facilitate the sale or resale of the Securities.

(10)     Restriction on Sale of Securities. Fulcrum will not, without the prior written consent of the Underwriter, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by Fulcrum), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the 1934 Act and the 1934 Act Regulations with respect to, any shares of Common Stock or other capital stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock or other capital stock (whether owned by Fulcrum at the date of this Agreement or subsequently acquired by Fulcrum), or publicly announce an intention to effect any such transaction, for a period beginning on and including the date of this Agreement through and including the date which is 30 days after the date of this Agreement; provided, however, that Fulcrum may (i) transfer (a) in connection with the merger, sale or other bona fide transfer in a single transaction of all or substantially all of such Fulcrum’s assets; (b) to another corporation, partnership or other business entity if the transferee is an affiliate of Fulcrum; or (c) as a part of a distribution from Fulcrum to its equity holders if such transfer is not for value and (ii) transfer any Common Stock or other capital stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock or other capital stock to charitable or educational organizations without the prior written consent of the Underwriter if (a) such transfer is a bona fide gift, (b) Fulcrum provides written notice of such transfer to the Underwriter no later than three business days prior to such transfer, (c) the transferee executes and delivers to the Underwriter, not later than one business day prior to such transfer, an agreement, in form and substance reasonably satisfactory to the Underwriter, substantially to the effect set forth in this paragraph and (d) neither Fulcrum nor the transferee shall publicly disclose the transfer, except to the extent required by law.

Notwithstanding the foregoing, if (1) during the last 17 days of the 30-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company is announced; or (2) prior to the expiration of the 30-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 30-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or material event, unless the Underwriter waives, in writing, that extension.

(11)   Certificates Suitable for Transfer. Certificates for all of the Securities to be sold by Fulcrum pursuant to this Agreement, in form suitable for transfer by delivery and accompanied by duly executed stock powers endorsed in blank by Fulcrum with signatures guaranteed, have been placed in custody with the Custodian for the purpose of effecting delivery hereunder and thereunder.

(d)   Certificates. Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to the Underwriter or to counsel for the Underwriter shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby; and any certificate signed by or on behalf of any Selling Stockholder and delivered to the Underwriter or counsel for the Underwriter shall be deemed a representation and warranty by such Selling Stockholder to the Underwriter as to the matters covered thereby.

SECTION 2.   Sale and Delivery to Underwriter; Closing.

(a)   Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, each of the Selling Stockholders, severally and not jointly, agrees to sell to the Underwriter, and the Underwriter agrees to purchase from each Selling Stockholder, at the price of $24.00 per share (the “Purchase Price”), the number of Securities set forth in Exhibit A opposite the name of such Selling Stockholder. The price at which the Securities shall initially be offered to the public is $24.05 per share.

(b)   Payment. Payment of the purchase price for, and delivery of certificates for, the Securities shall be made at the offices of Cahill Gordon & Reindel llp, 80 Pine Street, New York, New York 10005, or at such other place as shall be agreed upon by the Underwriter and the Company, at 9:00 A.M. (Eastern time) on March 14, 2007 (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Underwriter and the Company (such time and date of payment and delivery being herein called the “Closing Date”).

Payment shall be made to the Selling Stockholders by wire transfer of immediately available funds to a single bank account in the case of each Selling Stockholder, which account shall be designated by each such Selling Stockholder, in each case against delivery to the Underwriter for the account of the Underwriter of certificates for the Securities to be purchased by the Underwriter.

(c)   Denominations; Registration. Certificates for the Securities shall be in such denominations and registered in such names as the Underwriter may request in writing at least one full business day before the Closing Date. The certificates for the Securities will be made available for examination and packaging by the Underwriter in The City of New York not later than noon (Eastern time) on the business day prior to the Closing Date.

SECTION 3.   Covenants of the Company. The Company covenants with the Underwriter as follows:

(a)   Compliance with Securities Regulations and Commission Requests. The Company, subject to Section 3(b), will comply with the requirements of Rule 415 and will notify the Underwriter immediately, and confirm the notice in writing, (i) when the Initial Registration Statement, any Rule 462(b) Registration Statement or any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement (including, without limitation, any request for any amendment or supplement to the documents incorporated or deemed to be incorporated by reference therein) or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Company will promptly effect the filings necessary pursuant to Rule 424(b) and will take such steps as it deems reasonably necessary to ascertain promptly whether the document transmitted for filing under Rule 424(b) was received for filing by the Commission and, in the event that it was not, it will promptly file such document. The Company will undertake commercially reasonable efforts to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

(b)   Filing of Amendments. The Company will give the Underwriter notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)) or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish the Underwriter with copies of any such documents within a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Underwriter or counsel for the Underwriter shall object.

(c)   Delivery of Registration Statements. The Company has furnished or will deliver to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) and signed copies of all consents and certificates of experts. The copies of the Registration Statement and each amendment thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(d)   Delivery of Prospectuses. The Company has delivered to the Underwriter, without charge, as many copies of each preliminary prospectus as the Underwriter reasonably requested, and the Company hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to the Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriter will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

(e)   Continued Compliance with Securities Laws. The Company will comply with the 1933 Act, the 1933 Act Regulations, the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Securities as contemplated in this Agreement and in the Prospectus. If at any time when a prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriter or for the Company, to amend the Registration Statement or amend or supplement the Time of Sale Information or the Prospectus in order that the Time of Sale Information and Prospectus will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Time of Sale Information or the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Company will promptly prepare and file with the Commission, subject to Section 3(b) hereof, such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Time of Sale Information or the Prospectus comply with such requirements, and the Company will furnish to the Underwriter such number of copies of such amendment or supplement as the Underwriter may reasonably request.

(f)   Blue Sky Qualifications. The Company will use its best efforts, in cooperation with the Underwriter, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as the Underwriter may designate and to maintain such qualifications in effect for a period of not less than one year from the date of this Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of this Agreement.

(g)   Rule 158. The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

(h)   Restriction on Sale of Securities. The Company will not, without the prior written consent of Underwriter, offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition of (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the 1934 Act with respect to, any shares of the Company’s Common Stock or other capital stock or any securities convertible into, or exercisable or exchangeable for, shares of the Company’s Common Stock or other capital stock, or publicly announce an intention to effect any such transaction, for a period beginning on and including the date of this Agreement through and including the date which is 30 days after the date of this Agreement; provided, however, that the Company may (i) transfer any Common Stock or other capital stock of the Company or any securities convertible into or exercisable or exchangeable for such Common Stock or other capital stock to the Underwriter, (ii) issue Common Stock upon the exercise of an option or conversion of a security that is currently outstanding, (iii) grant options to purchase Common Stock under our existing incentive stock plans (provided the options do not become exercisable during such 30-day period) and (iv) issue Common Stock under our existing employee stock purchase plan.

Notwithstanding the foregoing, if (1) during the last 17 days of the 30-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company is announced; or (2) prior to the expiration of the 30-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 30-day period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or material event, unless the Underwriter waives, in writing, that extension.

(i)   Reporting Requirements. The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(j)   Preparation of Prospectus Supplement. Immediately following the execution of this Agreement, the Company will, subject to Section 3(b) hereof, prepare the Prospectus Supplement containing the public offering price and other selling terms of the Securities, the plan of distribution thereof and such other information as may be required by the 1933 Act or the 1933 Act Regulations or as the Underwriter and the Company may deem appropriate, and will file or transmit for filing with the Commission, in accordance with Rule 424(b), copies of the Prospectus, including such Prospectus Supplement.

(k)   Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the 1933 Act.

SECTION 4.   Covenants of the Underwriter. The Underwriter covenants with the Company as follows:

(a)   It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the 1933 Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) a free writing prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the preliminary prospectus or a previously filed Issuer Free Writing Prospectus, (ii) any Issuer Free Writing Prospectus listed on Exhibit B hereto or prepared pursuant to Section 1(a)(3) above, or (iii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing (each such free writing prospectus referred to in clauses (i) or (iii), an “Underwriter Free Writing Prospectus”).

(b)   It has not and will not distribute any Underwriter Free Writing Prospectus referred to in clause (a)(i) in a manner reasonably designed to lead to its broad unrestricted dissemination.

(c)   It has not and will not, without the prior written consent of the Company, use any free writing prospectus that contains the final terms of the Securities unless such terms have previously been included in a free writing prospectus filed with the Commission; provided that Underwriters may use a term sheet substantially in the form of Exhibit B hereto without the consent of the Company; provided further that any Underwriter using such term sheet shall notify the Company, and provide a copy of such term sheet to the Company, prior to the first use of such term sheet.

(d)   It will, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus used or referred to by it, in accordance with Rule 433 under the 1933 Act.

(e)   It is not subject to any pending proceeding under Section 8A of the 1933 Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

SECTION 5.   Payment of Expenses.

(a)   Expenses. The Company will pay all expenses incident to the performance of its obligations and the obligations of the Selling Stockholders under this Agreement (except for expenses payable by the Selling Stockholders pursuant to Section 5(b) hereof), including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits), each preliminary prospectus supplement and the Prospectus Supplement as originally filed and of each amendment and supplement thereto, (ii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriter, (iii) the fees and disbursements of the counsel, accountants and other advisors to the Company, (iv) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(f) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriter in connection therewith, (v) the printing and delivery to the Underwriter of copies of each preliminary prospectus and of the Prospectus and any amendments or supplements thereto, (vi) the fees and expenses of the transfer agent and registrar for the Securities, (vii) the fees and disbursements of counsel for the Selling Stockholders and (viii) the filing fees incident to the review, if any, by the NASD of the terms of the sale of the Securities.

(b)   Expenses of the Selling Stockholders. The J.P. Morgan Selling Stockholders, jointly and severally, and Fulcrum, severally and not jointly, will pay the following expenses incident to the performance of their obligations under this Agreement: (i) any stock transfer taxes, stamp duties, capital duties or other similar duties, taxes or charges, if any, payable in connection with the sale or delivery of their Securities to the Underwriter (and the Selling Stockholders hereby authorize the payment of any such amounts by deduction from the proceeds of the Securities to be sold by the Selling Stockholders under this Agreement, pro rata) and (ii) underwriting discounts and commissions.

(c)   Termination of Agreement. If this Agreement is terminated by the Underwriter in accordance with the provisions of Section 6 or Section 10(a)(i) or (v) hereof, the Company shall reimburse the Underwriter for all of its out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriter.

SECTION 6.   Conditions of Underwriter’s Obligations. The obligations of the Underwriter hereunder are subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders contained in this Agreement or in certificates of any officer of the Company or any subsidiary of the Company or signed by or on behalf of any Selling Stockholder delivered pursuant to the provisions hereof, to the performance by the Company and the Selling Stockholders of their respective covenants and other obligations hereunder, and to the following further conditions:

(a)   Effectiveness of Registration Statement. No stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or, to the knowledge of the Company, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter. The Prospectus and each Issuer Free Writing Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the time period prescribed by such Rule (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the 1933 Act), and prior to Closing Date, the Company shall have provided evidence satisfactory to the Underwriter of such timely filing.

(b)   Opinion of Counsel for Company. At the Closing Date, the Underwriter shall have received the favorable opinion, dated as of the Closing Date, of Koley Jessen P.C., counsel for the Company (“Company Counsel”), in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit D hereto and to such further effect as counsel to the Underwriter may reasonably request.

(c)   Banking Opinion of Banking Counsel for Company. At the Closing Date, the Underwriter shall have received the favorable opinion, dated as of the Closing Date, of Baird, Holm, McEachen, Pedersen, Hamann & Strasheim LLP, banking counsel for the Company (“Company Banking Counsel”), in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit E hereto and to such further effect as counsel to the Underwriter may reasonably request.

(d)   Opinion of Counsel for the Underwriter. The Underwriter shall have received the favorable opinion, dated as of the Closing Date, of Cahill Gordon & Reindel LLP, counsel for the Underwriter, with respect to such matters as the Underwriter may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(e)   Officers’ Certificate. At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), any Material Adverse Change, and, at the Closing Date, the Underwriter shall have received a certificate of the Chairman, the Vice Chairman, the President, the Chief Executive Officer or an Executive Vice President or Senior Vice President of the Company and of the Chief Financial Officer or Chief Accounting Officer of the Company, dated as of Closing Date, to the effect that (i) there has been no Material Adverse Change, (ii) the representations and warranties of the Company in this Agreement are true and correct with the same force and effect as though expressly made at and as of Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Date under or pursuant to this Agreement, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to their knowledge, are contemplated by the Commission.

(f)   Accountant’s Comfort Letter. At the time of the execution of this Agreement, the Underwriter shall have received from Deloitte & Touche LLP a letter, dated the date of this Agreement and in form and substance satisfactory to the Underwriter, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information of the Company contained or incorporated by reference in the Registration Statement, the Time of Sale Information or the Prospectus.

(g)   Bring-down Comfort Letter. At the Closing Date, the Underwriter shall have received from Deloitte & Touche LLP a letter, dated as of Closing Date and in form and substance satisfactory to the Underwriter, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (f) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Date.

(h)   No Objection. Prior to the date of this Agreement, NASD Regulation Inc. shall have confirmed in writing that it has no objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(i)   Opinion of Counsel for the J.P. Morgan Selling Stockholders. At the Closing Date, the Underwriter shall have received the favorable opinion, dated as of the Closing Date, (i) of O’Melveny & Myers LLP, counsel for the J.P. Morgan Selling Stockholders, other than the Cayman Selling Stockholders, in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit F hereto and (ii) of Walkers, Cayman local counsel for the Cayman Selling Stockholders, in form and substance reasonably satisfactory to counsel for the Underwriter.

(j)   Opinion of Counsel for Fulcrum. At the Closing Date, the Underwriter shall have received the favorable opinion, dated as of the Closing Date, of Kutak Rock LLP, counsel for Fulcrum, in form and substance reasonably satisfactory to counsel for the Underwriter, to the effect set forth in Exhibit G hereto.

(k)   Certificate of the J.P. Morgan Selling Stockholders. At the Closing Date, the Underwriter shall have received a certificate signed by an attorney-in-fact on behalf of the J.P. Morgan Selling Stockholders (the “J.P. Morgan Stockholders’ Attorney-in-Fact”) dated as of the Closing Date, to the effect that (i) the representations and warranties of each J.P. Morgan Selling Stockholder in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (ii) each J.P. Morgan Selling Stockholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement and (iii) each J.P. Morgan Selling Stockholder has reviewed and is familiar with the Prospectus and any amendments or supplements thereto and the information relating to such J.P. Morgan Selling Stockholder (including the information with respect to such J.P. Morgan Selling Stockholder’s Securities and any other shares of Common Stock or other securities of the Company which are owned or held by such J.P. Morgan Selling Stockholder) that is set forth in the Registration Statement, the Time of Sale Information or the Prospectus (or any amendment or supplement thereto) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(l)   Certificate of Fulcrum. At the Closing Date, the Underwriter shall have received a certificate signed on behalf of Fulcrum, dated as of the Closing Date, to the effect that (i) the representations and warranties of Fulcrum in this Agreement are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (ii) Fulcrum has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date under or pursuant to this Agreement and (iii) Fulcrum has reviewed and is familiar with the Prospectus and any amendments or supplements thereto and the information relating to Fulcrum (including the information with respect to Fulcrum’s Securities and any other shares of Common Stock or other securities of the Company which are owned or held by Fulcrum) that is set forth in the Registration Statement, the Time of Sale Information or the Prospectus (or any amendment or supplement thereto) does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make such information not misleading.

(m)   Tax Forms. Prior to the Closing Date, the Underwriter shall have received a properly completed and executed United States Treasury Department Form W-9 or W-8 (or other applicable form) from each of the Selling Stockholders.

(n)   Additional Documents. At the Closing Date, counsel for the Underwriter shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, contained in this Agreement; and all proceedings taken by the Company and the Selling Stockholders in connection with the issuance and sale of the Securities as herein contemplated and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Underwriter and counsel for the Underwriter.

(o)   Termination of Agreement. If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Underwriter by notice to the Company and the Selling Stockholders at any time on or prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof and except that Sections 1 (if, and only if, Securities have been purchased under this Agreement), 7, 8 and 9 hereof shall survive any such termination and remain in full force and effect.

SECTION 7.   Indemnification.

(a)   Indemnification by the Company.  The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

(i)   against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading;

(ii)   against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(e) below) any such settlement is effected with the written consent of the Company; and

(iii)    against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by Wachovia), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above, provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information.

(b)   Indemnification by Selling Stockholders. The J.P. Morgan Selling Stockholders, jointly and severally among the J.P. Morgan Selling Stockholders, and Fulcrum, severally and not jointly, agree to indemnify and hold harmless the Underwriter, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the indemnity set forth in paragraph (a) above; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information; provided further that such Selling Stockholder will be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises from any of such documents in reliance on and in conformity with written information relating to such Selling Stockholder that is furnished to the Company by such Selling Stockholder specifically and expressly for use therein, it being understood and agreed that such information includes, without limitation, the information relating to such Selling Stockholder in the Registration Statement, the Time of Sale Information and the Prospectus, including in the Prospectus under the caption “Selling Stockholders;” provided further that the liability of any Selling Stockholder pursuant to this subsection (b) shall not exceed the aggregate gross proceeds received after underwriting commissions and discounts, but before expenses, from the sale of Securities by such Selling Stockholder pursuant to this Agreement.

(c)   Indemnification by the Underwriter.  The Underwriter agrees to indemnify and hold harmless the Company, its directors, each of its officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section 7, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information in reliance upon and in conformity with written information furnished to the Company by the Underwriter expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information.

(d)   Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. Counsel to the indemnified parties shall be selected as follows: counsel to the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by Wachovia; counsel to the J.P. Morgan Selling Stockholders shall be selected by J.P. Morgan Partners (BHCA), L.P.; counsel to Fulcrum shall be selected by MGI Holdings, Inc.; and, counsel to the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Selling Stockholders, and the fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for the Company, its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, in each case in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.  No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 7 or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(e)   Settlement Without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

SECTION 8.   Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriter on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriter on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriter, in each case as set forth on the cover of the Prospectus Supplement, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriter on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriter and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 8. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 8, the Underwriter shall not be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which the Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 8, each person, if any, who controls the Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company.

SECTION 9.   Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or any of its subsidiaries or signed by or on behalf of the Selling Stockholders submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or controlling person, or by or on behalf of the Company, or by or on behalf of the Selling Stockholders, and shall survive delivery of the Securities to the Underwriter.

SECTION 10.  Termination of Agreement.

(a)   Termination; General. The Underwriter may terminate this Agreement, by notice to the Company and the Selling Stockholders, at any time on or prior to the Closing Date (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any Material Adverse Change, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of the Underwriter, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the American Stock Exchange or the NYSE or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or in Europe, or (iv) if a banking moratorium has been declared by either Federal or New York authorities or (v) if there shall have occurred, since the time of execution of this Agreement, any downgrading in the rating of any debt securities, by any “nationally recognized statistical rating organization” (as defined by the Commission for purposes of Rule 436 under the 1933 Act) or any public announcement that any such organization has under surveillance or review its ratings on any such debt securities, (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating) or any announcement by any such organization that the Company has been placed on negative outlook.

(b)   Liabilities. If this Agreement is terminated pursuant to this Section 10, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1 (if, and only if, Securities have been purchased under this Agreement), 7, 8 and 9 hereof shall survive such termination and remain in full force and effect.

SECTION 11.   Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriter shall be directed to Wachovia at Wachovia Capital Markets, LLC, 375 Park Avenue, 4th Floor, New York, New York 10152, Attention of Patrick Garrett; notices to the Company shall be directed to it at One Cabela Drive, Sidney, Nebraska 69160, Attention of Chief Financial Officer; notices to the J.P. Morgan Selling Stockholders shall be directed to them in care of CCMP Capital Advisors, LLC, at 245 Park Avenue, New York, New York 10167, Attention of Richard Jansen; and notices to Fulcrum shall be directed to it at MGI Holdings, Inc., First National Tower, 1601 Dodge Street, Suite 3800, Omaha, NE 68102.

SECTION 12.   Parties. This Agreement shall each inure to the benefit of and be binding upon the Underwriter, the Company and the Selling Stockholders and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriter, the Company and the Selling Stockholders and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriter, the Company and the Selling Stockholders and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Underwriter shall be deemed to be a successor by reason merely of such purchase.

SECTION 13.   GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

SECTION 14.   Effect of Headings. The Section and Exhibit headings herein are for convenience only and shall not affect the construction hereof.

SECTION 15.   Definitions. As used in this Agreement, the following terms have the respective meanings set forth below:

“Class B Common Stock” means the Class B Common Stock, par value $0.01 per share.

“Commission” means the Securities and Exchange Commission.

“EDGAR” means the Commission’s Electronic Data Gathering, Analysis and Retrieval System.

“Initial Registration Statement” means the Company’s registration statement on Form S-3 (Registration No. 333-128100), as amended (if applicable) at the time it became effective, including the documents incorporated or deemed to be incorporated by reference therein at such time pursuant to Item 12 of Form S-3 under the 1933 Act.

“NASD” means the National Association of Securities Dealers, Inc.

“NYSE” means the New York Stock Exchange.

“preliminary prospectus” means any prospectus supplement used in connection with the offering of the Securities that was used before the Initial Registration Statement became effective, or that was used after such effectiveness and prior to the execution and delivery of this Agreement, or that was captioned “Subject to Completion,” in each case together with the related prospectus and the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act.

“Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities as in the opinion of counsel for the Underwriter a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the 1933 Act) in connection with sales of the Securities by the Underwriter or any dealer.

“Registration Statement” means the Initial Registration Statement; provided that, if a Rule 462(b) Registration Statement is filed with the Commission, then the term “Registration Statement” shall also include such Rule 462(b) Registration Statement.

“Rule 405”, “Rule 424(b)” and “Rule 462(b)” refer to such rules under the 1933 Act.

“Rule 462(b) Registration Statement” means a registration statement filed by the Company pursuant to Rule 462(b) for the purpose of registering any of the Securities under the 1933 Act, including the documents incorporated or deemed to be incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act at the time such registration statement became effective.

“1933 Act” means the Securities Act of 1933, as amended.

“1933 Act Regulations” means the rules and regulations of the Commission under the 1933 Act.

“1934 Act” means the Securities Exchange Act of 1934, as amended.

“1934 Act Regulations” means the rules and regulations of the Commission under the 1934 Act.

All references to the Registration Statement, the Initial Registration Statement, any Rule 462(b) Registration Statement, any preliminary prospectus, the Time of Sale Information, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to EDGAR.

All references in this Agreement to financial statements and schedules and other information which is “contained,” “included” or “stated” in the Registration Statement, any preliminary prospectus, the Time of Sale Information or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in the Registration Statement, any preliminary prospectus, the Time of Sale Information or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement, any preliminary prospectus, the Time of Sale Information or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated or deemed to be incorporated by reference in the Registration Statement, such preliminary prospectus, the Time of Sale Information or the Prospectus, as the case may be.

[Signature Page Follows]

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriter and the Company in accordance with its terms.

Very truly yours

CABELA’S INCORPORATED

By:	/s/ Ralph W. Castner
Name:	Ralph W. Castner
Title:	Vice President and Chief Financial Officer

J.P. MORGAN PARTNERS (BHCA), L.P.

By:	CCMP Capital Advisors, LLC as Attorney In Fact

By:	/s/ Stephen P. Murray
Name:	Stephen P. Murray
Title:	President and Chief Operating Officer

J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.

By:	CCMP Capital Advisors, LLC as Attorney In Fact

By:	/s/ Stephen P. Murray
Name:	Stephen P. Murray
Title:	President and Chief Operating Officer

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.

By:	CCMP Capital Advisors, LLC as Attorney In Fact

By:	/s/ Stephen P. Murray
Name:	Stephen P. Murray
Title:	President and Chief Operating Officer

J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN), L.P.

By:	CCMP Capital Advisors, LLC as Attorney In Fact

By:	/s/ Stephen P. Murray
Name:	Stephen P. Murray
Title:	President and Chief Operating Officer

J.P. MORGAN PARTNERS GLOBAL INVESTORS A, L.P

By:	CCMP Capital Advisors, LLC as Attorney In Fact

By:	/s/ Stephen P. Murray
Name:	Stephen P. Murray
Title:	President and Chief Operating Officer

J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.

By:	CCMP Capital Advisors, LLC as Attorney In Fact

By:	/s/ Stephen P. Murray
Name:	Stephen P. Murray
Title:	President and Chief Operating Officer

FULCRUM GROWTH PARTNERS, L.L.C.

By:	MGI Holdings, Inc as Managing Member

By:	/s/ Michael R. McCarthy
Name:	Michael R. McCarthy
Title:	Chairman

CONFIRMED AND ACCEPTED, as of the date first above written:

WACHOVIA CAPITAL MARKETS, LLC

By:	/s/ Lear Beyer
Authorized Signatory
Lear Beyer
Managing Director
Wachovia Capital Markets, LLC

EXHIBIT A

SELLING STOCKHOLDERS SELLING SECURITIES

Number of Securities to be Sold
Name of Selling Stockholders:
FULCRUM GROWTH PARTNERS, L.L.C.	750,000
J.P. MORGAN PARTNERS (BHCA), L.P.	3,505,412
J.P. MORGAN PARTNERS GLOBAL INVESTORS, L.P.	234,807
J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN), L.P.	117,882
J.P. MORGAN PARTNERS GLOBAL INVESTORS (SELLDOWN), L.P.	79,506
J.P. MORGAN PARTNERS GLOBAL INVESTORS A, L.P.	36,078
J.P. MORGAN PARTNERS GLOBAL INVESTORS (CAYMAN) II, L.P.	13,183
Total	4,736,868

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EXHIBIT B

TIME OF SALE INFORMATION

Pricing Information

Cabela’s Incorporated

Initial Public Offering Price	$24.05

Shares[1]	4,736,868

Spread $	$0.05

Selling Concession	$0.05

Trade Date	March 8, 2007
Settlement	March 14, 2007

Proceeds to Selling Shareholders	$113,684,832

_____________________
1 No over-allotment option.

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EXHIBIT C

SUBSIDIARIES OF THE COMPANY AND FOREIGN QUALIFICATIONS OF THE
COMPANY AND SUBSIDIARIES

Name	Jurisdiction of Incorporation and Jurisdictions of Foreign Qualification	Type of Entity	General Partner or Sole Member, as applicable
Cabela’s Catalog, Inc.	Nebraska South Dakota	Corporation
Cabelas.com, Inc.	Nebraska South Dakota	Corporation
Cabela’s Lodging, LLC	Nebraska	Limited Liability Company	Cabela’s Ventures, Inc.
Cabela’s Marketing and Brand Management, Inc.	Nebraska South Dakota Wisconsin	Corporation
Cabela’s Outdoor Adventures, Inc.	Nebraska	Corporation
Cabela’s Retail, Inc.	Nebraska Arizona Colorado Connecticut Idaho Kansas Michigan Minnesota Pennsylvania South Dakota Utah West Virginia Wisconsin	Corporation
Cabela’s Retail GP, LLC	Nebraska Texas	Limited Liability Company	Cabela’s Retail, Inc.
Cabela’s Retail IL, Inc.	Illinois	Corporation
Cabela’s Retail LA, LLC	Nebraska Louisiana	Limited Liability Company	Cabela’s Retail, Inc.
Cabela’s Retail MO, LLC	Nebraska Missouri	Limited Liability Company	Cabela’s Retail, Inc.

Name	Jurisdiction of Incorporation and Jurisdictions of Foreign Qualification	Type of Entity	General Partner or Sole Member, as applicable
Cabela’s Retail TX, L.P.	Nebraska Texas	Limited Partnership	Cabela’s Retail GP, LLC
Cabela’s Trophy Properties, LLC	Nebraska	Limited Liability Company	Cabela’s Outdoor Adventures, Inc.
Cabela’s Ventures, Inc.	Nebraska Michigan Minnesota South Dakota West Virginia	Corporation
Cabela’s Wholesale, Inc.	Nebraska South Dakota West Virginia Wisconsin	Corporation
CRLP, LLC	Nebraska	Limited Liability Company	Cabela’s Retail, Inc.
Legacy Trading Company	South Dakota	Limited Liability Company	Van Dyke Supply Company, Inc.
Original Creations, LLC	Minnesota South Dakota	Limited Liability Company	Van Dyke Supply Company, Inc.
Three Corners, L.L.C.	Minnesota	Limited Liability Company	Cabela’s Ventures, Inc. holds 33.3% interest
TS Manufacturing, LLC (non-operating shell)	Nebraska	Limited Liability Company	Cabela’s Wholesale, Inc.
Van Dyke Supply Company, Inc.	South Dakota	Corporation
WFB Funding Corporation	Nebraska	Corporation
WFB Funding, LLC	Nebraska	Limited Liability Company	World’s Foremost Bank holds 60%; WFB Funding Corporation holds 40%
Wild Wings, LLC	Minnesota	Limited Liability Company	Cabela’s Retail, Inc.
World’s Foremost Bank	Nebraska	Banking Corporation

Name	Jurisdiction of Incorporation and Jurisdictions of Foreign Qualification	Type of Entity	General Partner or Sole Member, as applicable
Cabela’s Hong Kong, Limited	Hong Kong	Registered Company

EXHIBIT D

FORM OF OPINION OF COUNSEL FOR THE COMPANY

(i)  The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(ii)     To the knowledge of counsel, no consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required to be obtained or made by the Company for the consummation of the transactions contemplated by the Underwriting Agreement in connection with the sale or distribution of the Securities, except such as have been obtained and made under the 1933 Act and 1933 Act Regulations and such as may be required under state securities laws or the bylaws or rules and regulations of the NASD.

(iii)   The execution, delivery and performance of the Underwriting Agreement by the Company and the consummation of the transactions contemplated by the Underwriting Agreement by the Company will not result in a violation of any of the terms or provisions of the charter or by-laws of the Company, or a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, rule, regulation or order of any governmental agency or body or any court, having jurisdiction over the Company or any of its properties or any agreement or instrument which is filed as an exhibit to the Registration Statement and to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject; or, to the knowledge of such counsel, result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company except where the breach, violation, default, lien, change, claim or encumbrance would not, individually or in the aggregate, have a Material Adverse Effect.

(iv)   The descriptions in the Registration Statement, the Time of Sale Information and Prospectus of statutes, rules and regulations, legal and governmental proceedings (other than Banking Laws), or legal conclusions with respect thereto, are accurate in all material respects and fairly present the information required to be shown; and counsel does not know of any legal or governmental proceedings required to be described in the Registration Statement, the Time of Sale Information or the Prospectus which are not described as required.

(v)   The Company is not and, after giving effect to the offering and sale of the Securities, will not be an “investment company” as defined in the Investment Company Act of 1940.

(vi) The Initial Registration Statement was declared effective under the 1933 Act as of September 19, 2005, the Prospectus was included in the Initial Registration Statement, and, to the knowledge of counsel based upon an oral acknowledgement by the staff of the Commission, no stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, and the Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

(vii) The Company has been duly incorporated and is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus.

(viii) Based solely on recently dated good standing certificates from the secretaries of state from the applicable jurisdictions, the Company is duly qualified to do business as a foreign corporation in good standing in the jurisdictions set forth on Exhibit C of the Underwriting Agreement.

(ix)  All of the issued and outstanding capital stock of the Company has been duly authorized and validly issued and is fully paid and nonassessable and conforms to the description thereof contained in the Prospectus.

(x)   Each Corporate Subsidiary has been duly incorporated and is an existing corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Prospectus.

(xi)  Based solely on recently dated good standing certificates from the secretaries of state from the applicable jurisdictions, each Corporate Subsidiary is duly qualified to do business as a foreign corporation in good standing in the jurisdictions set forth on Exhibit C of the Underwriting Agreement.

(xii) All of the issued and outstanding capital stock of each Corporate Subsidiary has been duly authorized and validly issued and is fully paid and nonassessable and, to the knowledge of counsel, the capital stock of each Corporate Subsidiary owned by the Company, directly or through subsidiaries, is, except as disclosed in the Registration Statement, the Time of Sale Information or the Prospectus, owned free from liens, encumbrances and defects.

(xiii) Each LLC Subsidiary has been duly organized and is an existing limited liability company in good standing under the laws of the jurisdiction of its organization, with limited liability company power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Time of Sale Information or the Prospectus.

(xiv) Based solely on recently dated good standing certificates from the secretaries of state from the applicable jurisdictions, each LLC Subsidiary is duly qualified to do business as a limited liability company in good standing in the jurisdictions set forth on Exhibit C of the Underwriting Agreement.

(xv) All of the issued and outstanding membership interests of each LLC Subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and, to the knowledge of counsel, the membership interests of each LLC Subsidiary owned by the Company, directly or through subsidiaries, are, except as disclosed in the Registration Statement, the Time of Sale Information or the Prospectus, owned free from liens, encumbrances and defects.

(xvi) Each limited partnership subsidiary has been duly organized and is an existing limited partnership in good standing under the laws of the jurisdiction of its organization, with limited partnership power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Time of Sale Information or the Prospectus.

(xvii) All of the issued and outstanding partnership interest of each limited partnership subsidiary have been duly authorized and validly issued and are fully paid and nonassessable and, to our knowledge, the partnership interests of each limited partnership subsidiary owned by the Company, directly or through subsidiaries, except as disclosed in the Registration Statement, the Time of Sale Information or the Prospectus, are owned free from liens, encumbrances and defects.

(xviii) Each operating agreement for each LLC Subsidiary is in full force and effect and constitutes the legal, valid and binding agreement of the parties thereto, enforceable against such parties in accordance with the terms thereof, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles. To counsel’s knowledge, there has been no material breach or a default under, and no event which with notice or lapse of time would constitute a material breach of or default under, such operating agreements by the Company or any other subsidiaries or any other party to such agreements.

(xix) Except as disclosed in the Registration Statement, the Time of Sale Information or the Prospectus, there are, to the knowledge of counsel, no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the 1933 Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in the offering contemplated by the Underwriting Agreement or in any securities being registered pursuant to any other registration statement filed by the Company under the 1933 Act.

(xxi) Except as disclosed in the Registration Statement, the Time of Sale Information or Prospectus, to the knowledge of counsel, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would, individually or in the aggregate, have a Material Adverse Effect, and, to the knowledge of counsel, no such actions, suits or proceedings are threatened or contemplated.

The foregoing Opinions are subject to the following qualifications and limitations:

During the preparation of the Registration Statement, the Time of Sale Information and the Prospectus, such counsel has considered the information set forth therein in light of the matters required to be set forth therein and participated in conferences with officers and other representatives of the Company during the course of which the contents of the Registration Statement, the Time of Sale Information and the Prospectus were discussed and, without passing upon or assuming responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Information or Prospectus or making any independent check or verification thereof, as a result of such consideration and preparation, nothing has come to our attention that would lead us to believe that the Initial Registration Statement, at the time the Initial Registration Statement became effective or at the time that the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006 was filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, at the time the Prospectus (or any amendment or supplement thereto) was issued, any Issuer Free Writing Prospectus was issued or any Time of Sale Information was issued or on the date of this letter, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except in each case that we make no statement and express no belief with respect to financial statements and schedules and other financial or statistical data included or incorporated by reference in or omitted from the Initial Registration Statement, any Rule 462(b) Registration Statement or the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information).

This Opinion covers matters arising under the federal laws of the United States of America, the Delaware General Corporation Law and the laws of the State of Nebraska. We are members of the Bar of the State of Nebraska and we do not hold ourselves out as being experts on laws other than the federal laws of the United States, the Delaware General Corporation Law and the laws of the State of Nebraska.

Notwithstanding anything to the contrary set forth above, we neither express nor imply any opinion as to the Company’s foreign subsidiary known as Cabela’s Hong Kong.

We neither express nor imply any opinion as to the enforceability of any provision in any of the Opinion Documents that provide for the payment of attorneys’ fees by Company, any Corporate Subsidiary or any LLC Subsidiary.

With respect to our opinion in Section 2(e) that the Company is not an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), we have relied exclusively, as to all factual matters, on the certificate, dated as of the date of this opinion letter (the “Officer’s Certificate”), of Ralph W. Castner, Vice President and Chief Financial Officer of the Company (the “Executing Officer”). We note that, for purposes of determining whether a particular entity is an “investment company” within the meaning of the 1940 Act, it is necessary to examine the “value” of the assets of such entity within the meaning of Section 2(a)(41)(A) of the 1940 Act. Section 2(a)(41)(A)(ii) of the 1940 Act provides that the “value” of certain assets held by an entity shall be the “fair value” of such assets as of the end of the previous fiscal quarter as determined in good faith by such entity’s board of directors (or similar governing body). It is our understanding that the Executing Officer did not request the Board of Directors of the Company or of any of its subsidiaries to determine the value of any assets required to be valued at “fair value” pursuant to Section 2(a)(41)(A)(ii), but obtained values from other sources deemed to be reliable. We have assumed, however, with your permission, that all assets of the Company and its subsidiaries that are required to be valued at “fair value” pursuant to Section 2(a)(41)(A)(ii) of the 1940 Act by the Board of Directors of the Company or of the relevant subsidiary, as the case may be, would have been valued at the same values ascribed to such assets for purposes of the Executing Officer’s analysis in the Officer’s Certificate had the Board of Directors of the Company or of the relevant subsidiary determined the “fair value” thereof pursuant to that section.

EXHIBIT E

FORM OF BANKING OPINION OF BANKING COUNSEL FOR THE COMPANY

(i) The execution, delivery and performance of the Underwriting Agreement by the Company and the consummation of the transactions contemplated by the Underwriting Agreement will not result in a breach or violation of any Banking Laws by the Company or the Bank.

(ii) The descriptions in the Registration Statement, the Time of Sale Information and the Prospectus of all Banking Laws under the caption “Risk Factors—We may have to reallocate capital from our direct and retail businesses to meet the capital needs of our financial services business, which could alter our destination retail store expansion program” are accurate in all material respects and fairly present the information required to be shown.

(iii) Neither the Company nor any of its subsidiaries is a “bank holding company” within the meaning of the Bank Holding Company Act of 1956, as amended.

(iv) To the knowledge of counsel, (A) except for (1) an order dated May 28, 2003 and issued by the Nebraska State Department of Banking and Finance approving the Bank’s application to convert its national credit card bank charter to a Nebraska credit card bank charter and (2) an order dated February 6, 2001 and issued by the FDIC approving the Bank’s application for federal deposit insurance, neither the Company nor the Bank is subject to any order of the Federal Reserve, the FDIC, the OCC, the Nebraska State Department of Banking and Finance or any state or foreign banking department with jurisdiction over the Company or the Bank or their respective operations or any agreement or consent related to compliance with Banking Laws, or any board resolution adopted at the instigation of, any such regulatory authorities, (B) neither the Company nor the Bank is in material violation of any Banking Laws and (C) no material charge, investigation or proceeding with respect to, or relating to, the Bank is pending or threatened by or before any regulatory, administrative or governmental agency, body or authority.

Nothing has come to such counsel’s attention that would lead them to believe that the Initial Registration Statement, at the time the Initial Registration Statement became effective or at the time that the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2006 was filed with the Commission, contained an untrue statement of a material fact or omitted to state a material fact relating to the Banking Laws required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, at the time the Prospectus (or any amendment or supplement thereto) was issued, any Issuer Free Writing Prospectus was issued or any Time of Sale Information was issued or on the date of this letter, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein relating to the Banking Laws, in the light of the circumstances under which they were made, not misleading (except in each case that we make no statement and express no belief with respect to financial statements and schedules and other financial or statistical date included or incorporated by reference in or omitted from the Initial Registration Statement, any Rule 462(b) Registration Statement or the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information).

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In the event that such opinion shall define the term “Registration Statement,” “Initial Registration Statement,” “Rule 462(b) Registration Statement” or “Prospectus” (rather than indicating that such terms, as used in such opinion, have the respective meanings given thereto in the Underwriting Agreement), such opinion shall define the terms “Registration Statement,” “Initial Registration Statement” and “Rule 462(b) Registration Statement” to include the documents incorporated or deemed to be incorporated by reference therein and shall define the term “Prospectus” as the Prospectus in the form furnished to the Underwriter for use in connection with the offering of the Securities (and not as the Prospectus filed with the Commission pursuant to Rule 424(b)), including the documents incorporated or deemed to be incorporated by reference therein.

In rendering such opinion, Company Banking Counsel shall state that such opinion covers matters arising under the laws of the States of New York and Nebraska, the Delaware General Corporation Law and the federal laws of the United States of America. In rendering such opinion, Company Banking Counsel may rely as to matters involving the laws of any other state upon the opinion of local counsel satisfactory to the Underwriter; provided that such opinion shall be addressed to the Underwriter, shall state that Banking Counsel may rely on such opinion as if it were addressed to them in rendering their opinion pursuant to the Underwriting Agreement, shall be dated the same date as the opinion of Company Banking Counsel, shall be delivered to the Underwriter at the same time that the opinion of Company Banking Counsel is delivered, and shall be satisfactory in form and substance to counsel for the Underwriter. In rendering such opinion, Company Banking Counsel may rely, as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

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EXHIBIT F

FORM OF OPINION OF COUNSEL FOR THE J.P. MORGAN SELLING STOCKHOLDERS

(i) The execution and delivery of the Underwriting Agreement by each of the Delaware Selling Stockholders and the performance by each such Delaware Selling Stockholder of its obligations under the Underwriting Agreement have been duly authorized by all necessary action on the part of the Delaware Selling Stockholders and the Underwriting Agreement has been duly executed and delivered by each Delaware Selling Stockholder.

(ii) The execution and delivery by the Delaware Selling Stockholders of the Underwriting Agreement does not, and the Delaware Selling Stockholders’ performance of their respective obligations under the Underwriting Agreement will not, (i) violate their respective Organizational Documents; (ii) violate the current Revised Uniform Limited Delaware Partnership Act (the “Delaware Partnership Act”) or any current New York or federal statute, rule or regulation that we have, in the exercise of customary professional diligence, recognized as applicable to the Delaware Selling Stockholders or to transactions of the type contemplated by the Underwriting Agreement, except that we do not express any opinion regarding the indemnification and contribution provisions contained in Sections 7 and 8 of the Underwriting Agreement; or (iii) violate any existing obligation of, or restriction on, the Delaware Selling Stockholders under order, judgment or decree of any New York or federal court or governmental authority both binding on the Delaware Selling Stockholders and identified in the Certificates.

(iii) No order, consent, permit or approval of any New York or federal government authority that we have, in the exercise of customary professional diligence recognized as applicable to the Delaware Selling Stockholders or to transactions of the type contemplated by the Underwriting Agreement is required on the part of any Delaware Selling Stockholder for the execution and delivery of, and performance of each Delaware Selling Stockholder’s respective obligations under, the Underwriting Agreement except for any such order, consent, permit or approval which has been duly obtained and is in full force and effect.

(iv) When the Selling Stockholder Shares to be sold by the Delaware Selling Stockholders are credited by the Depositary Trust Company (“DTC”) to the securities account with DTC of the Underwriter and such Underwriter has paid for such securities pursuant to the Underwriting Agreement, the Underwriter will have a security entitlement (as defined in Section 8-102(a)(17) of the New York Uniform Commercial Code as currently in effect in the State of New York (the “NY UCC”)) with respect to such securities and no action based on an adverse claim to the securities underlying such security entitlement, whether framed in conversion, replevin, constructive trust, equitable lien or other theory, may successfully be asserted against the Underwriter under the NY UCC.

For purposes of the opinion expressed in paragraph 4 above, we have assumed that (a) the Underwriter acquired its security entitlement without notice of an adverse claim to the underlying securities and (b) the “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the NY UCC) with respect to the securities account with DTC of the Underwriter is the State of New York.

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We express no opinion regarding (i) federal securities laws or regulations, (ii) Blue Sky or state securities laws or regulations, (iii) insurance laws or regulations , (iv) compliance with fiduciary requirements, (v) rules of securities exchanges, (vi) the Trading with the Enemy Act, as amended, the foreign asset control regulations of the United States Treasury Department, the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), as amended, Executive Order No. 13,224 of September 24, 2001, Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism, as amended, and any enabling legislation, rules, regulations or executive orders relating thereto, or (vii) Article 12 Section 270, et seq. of the New York Tax Law.

The law covered by this opinion letter is limited to the present federal law of the United States, the present law of the State of New York and the present Delaware Partnership Act. Our opinion in paragraph 4 above is limited to the law of the State of New York. We express no opinion as to the laws of any other jurisdiction and no opinion regarding the statutes, administrative decisions, rules, regulations or requirements of any county, municipality, subdivision or local authority of any jurisdiction.

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EXHIBIT G

FORM OF OPINION OF COUNSEL FOR FULCRUM

(i) Based solely upon counsel’s review of the certificate evidencing the Securities to be sold by Fulcrum, immediately prior to such Closing Date, Fulcrum was the sole record owner of the Securities to be sold by Fulcrum and, to the knowledge of counsel, such Securities are owned free and clear of all liens or encumbrances, and Fulcrum has full limited liability company power and authority to sell, assign, transfer and deliver the Securities to be sold by Fulcrum as set forth in the Underwriting Agreement on such Closing Date hereunder.

(ii) If the certificates for the Securities to be sold by Fulcrum are delivered to the Underwriter in the State of New York and assuming (A) the Underwriter purchases such Securities without notice of any adverse claim (within the meaning of Section 8-105 of the UCC), (B) the Underwriter makes payment therefore as provided in the Underwriting Agreement and (C) such Securities are delivered to the Underwriter in accordance with the provisions of the Custody Agreement and the Underwriting Agreement, the Underwriter would acquire all of the Fulcrum’s rights and interest in the Securities sold by Fulcrum free of any adverse claim (within the meaning of Section 8-102(a)(1) of the UCC).

(iii) The Underwriting Agreement and the transactions contemplated therein have been duly authorized by Fulcrum, and the Underwriting Agreement has been duly executed and delivered by Fulcrum.

(iv) The Custody Agreement has been duly authorized, executed and delivered by Fulcrum and the Custody Agreement constitutes the legal, valid and binding obligations of Fulcrum enforceable against Fulcrum in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(v) The execution, delivery and performance by Fulcrum of the Underwriting Agreement and the Custody Agreement, and the sale and delivery by Fulcrum of the Securities to be sold by Fulcrum as contemplated by the Underwriting Agreement and the consummation of the transactions contemplated in the Underwriting Agreement do not and will not (A) violate or contravene (1) any provision of the certificate of formation, the limited liability company agreement or other organizational document of Fulcrum, or (2) any statute or regulation which, in the exercise of customary professional diligence, counsel recognizes as applicable to transactions of the type contemplated by the Underwriting Agreement or, to the knowledge of counsel, any agreement or other instrument binding upon Fulcrum or any judgment order or decree of any governmental body, agency or court having jurisdiction over Fulcrum of the United States or the laws of the state of residence or principal place of business of Fulcrum or the state laws governing the formation or organization of Fulcrum (provided, however, that counsel need express no opinion with respect to compliance with any federal or state securities or anti-fraud law, rule or regulation except as otherwise expressly stated in the opinion of counsel), or

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(B) require any consent, approval, authorization or order of or registration or filing with any court or governmental agency or body having jurisdiction over it that counsel has, in the exercise of customary professional diligence, recognized as applicable to Fulcrum or to transactions of the type contemplated by the Underwriting Agreement is required in connection with the performance of the Underwriting Agreement, except such as may be required by the federal securities laws or the blue sky laws of the various states or under the rules of the NASD in connection with the offer and sale of the Securities which have been or will be effected in accordance with the Underwriting Agreement, and, with respect to each of (A)(2) and (B) above, except where such violations or contravention or failure to obtain such consent, approval, authorization or order, individually or in the aggregate, would not have a material adverse effect on the consummation of the transactions contemplated by the Underwriting Agreement.

In rendering such opinion, such counsel shall state that such opinion covers matters arising under the laws of the States of Delaware, Nebraska and New York, the Delaware Limited Liability Company Act and the federal laws of the United States of America. In rendering such opinion, such counsel may rely as to matters involving the application of the laws of any other jurisdiction upon the opinion of local counsel satisfactory to the Underwriter; provided that such opinion shall be addressed to the Underwriter, shall state that counsel to Fulcrum may rely on such opinion as if it were addressed to them in rendering their opinion pursuant to the Underwriting Agreement, shall be dated the same date as the opinion of counsel to Fulcrum, shall be delivered to the Underwriter at the same time that the opinion of counsel to Fulcrum is delivered, and shall be satisfactory in form and substance to counsel for the Underwriter. In rendering such opinion, counsel to Fulcrum may rely, as to matters of fact but not as to legal conclusions, to the extent they deem proper, on certificates of Fulcrum and public officials. Such opinion shall not state that it is to be governed or qualified by or that it is otherwise subject to any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

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